Exhibit 10.31

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of March 6, 2015, is made by CRC CONSTRUCTION SERVICES, LLC, a Delaware limited liability company (the “Additional Obligor”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below and all other Secured Parties.

R E C I T A L S

A.            Reference is made to that certain Credit Agreement, dated as of September 24, 2014 (the “Credit Agreement”) among California Resources Corporation, a Delaware corporation, (the “Borrower”), the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, a Swingline Lender and a Letter of Credit Issuer.

B.            In connection with the Credit Agreement, certain Restricted Subsidiaries (other than the Additional Obligor) have entered into the Guarantee, dated as of even date with the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Administrative Agent and the other Secured Parties.

C.            Capitalized terms used herein and not otherwise defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Guarantee or the Credit Agreement, as applicable. The rules of construction and the interpretive provisions specified in Section 1.1(b)) of the Guarantee shall apply to this Assumption Agreement, including terms defined in the preamble and recitals hereto.

D.            The Guarantors have entered into the Guarantee in order to induce the Administrative Agent, the Lenders, the Swingline Lender and the Letter of Credit Issuer to enter into the Credit Agreement and to (a) induce the Lenders, the Swingline Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement, (b) to induce one or more Hedge Banks to enter into Secured Hedge Agreements with the Borrower or any Restricted Subsidiary of the Borrower and (c) induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to the Borrower or any Restricted Subsidiary of the Borrower.

E.            Section 5.13 of the Guarantee provides that each Subsidiary of the Borrower that is required to become a party to the Guarantee pursuant to Section 10.10 of the Credit Agreement and the terms thereof shall become a Guarantor, with the same force and effect as if originally named as a Guarantor therein, for all purposes of the Guarantee upon execution and delivery by such Subsidiary of an instrument in the form of this Assumption Agreement. The Additional Obligor is executing this Assumption Agreement in accordance with the requirements of the Guarantee to become a Guarantor under the Guarantee in order to induce (a) the Lenders, the Swingline Lenders and the Letter of Credit Issuer to make additional Extensions of Credit to the Borrower under the Credit Agreement and as consideration for Extensions of Credit previously made, (b) one or more Hedge Banks to enter into Secured Hedge Agreements with the Borrower or any Restricted Subsidiary of the Borrower and (c) one or more Cash Management Banks may from time to time provide Cash Management Services pursuant to Secured Cash Management Agreements to the Borrower or any Restricted Subsidiary of the Borrower.

F.             Now, therefore, it is agreed:

SECTION 1.         By executing and delivering this Assumption Agreement, the Additional Obligor, as provided in Section 5.13 of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder and expressly guarantees, jointly and severally, to the Secured Parties the Obligations.  The Additional Obligor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the

Guarantee is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date). Each reference to a Guarantor in the Guarantee shall be deemed to include each Additional Obligor.  The Guarantee is hereby incorporated herein by reference.

SECTION 2.         Each Additional Obligor represents and warrants to the Administrative Agent and the other Secured Parties that this Assumption Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

SECTION 3.         This Assumption Agreement may be executed by one or more of the parties to this Assumption Agreement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e. a “pdf” or a tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Assumption Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.  This Assumption Agreement shall become effective as to each Additional Obligor when the Administrative Agent shall have received counterparts of this Assumption Agreement that, when taken together, bear the signatures of such Additional Obligor and the Administrative Agent.

SECTION 4.         Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 5.        THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.         Any provision of this Assumption Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and of the Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.         All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement.  All communications and notices hereunder to each Additional Obligor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered by its duly Authorized Officer as of the date first above written.

CRC CONSTRUCTION CERVICES, LLC, as Guarantor

By:	/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, General Counsel and Corporate Secretary of California Resources Corporation, its Sole Member

Signature Page
California Resources Corporation
Assumption Agreement to Guarantee

Acknowledged and Consented to:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ David Adam Katz
Name:	David Adam Katz
Title	Executive Director

Signature Page
California Resources Corporation
Assumption Agreement to Guarantee